Execution Version
Third Amendment to Credit Agreement
This Third Amendment to Credit Agreement (this “Amendment”), dated as of May 3, 2013, is between Plantronics, Inc., a Delaware corporation (“Borrower”), and Wells Fargo Bank, National Association, a national banking association (“Bank”).
Recitals
A.    Borrower and Bank have previously entered into that certain Credit Agreement, dated as of May 9, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of June 11, 2012, and by that certain Second Amendment to Credit Agreement, dated as of August 2, 2012, the “Credit Agreement”).
B.    Borrower has requested that Bank amend certain provisions of the Credit Agreement and, in response to the request of Borrower, and in reliance upon the representations made in support thereof, and the other terms and provisions of this Amendment, the parties hereto desire to amend the Credit Agreement as set forth below on the terms and conditions contained herein.
Now, Therefore, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:
1.    Defined Terms. Each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Credit Agreement.
2.    Amendments to the Credit Agreement.
(a)    Section 2.1(a) of the Credit Agreement is hereby amended by deleting the date “May 9, 2015” and replacing it with the date “May 9, 2016.”
(b)    Section 6.2 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:
Section 6.2.    Capital Expenditures. Make any additional investment in fixed assets (a) in Borrower's fiscal year ending March 31, 2012 in excess of an aggregate of Thirty Million Dollars ($30,000,000.00), (b) in Borrower's fiscal year ending March 30, 2013 in excess of an aggregate of Sixty Million Dollars ($60,000,000.00), or (c) in any fiscal year of Borrower ending after March 30, 2013 in excess of Fifty Million Dollars ($50,000,000.00); provided that the foregoing shall not apply to (x) expenditures from insurance proceeds to rebuild or replace an asset after a casualty loss or (y) leasehold improvement expenditures for which Borrower is reimbursed promptly by the related lessor.
3.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) that all of the following conditions precedent have been satisfied:
(a)    Bank shall have received an original counterpart of this Amendment and the Third Modification to Revolving Line of Credit Note (the “Modification”), each duly executed and delivered by Borrower;
(b)    Bank shall have received an original counterpart to the Consent and Reaffirmation attached hereto, duly executed and delivered by Frederick Electronics Corporation;

(c)    Each of the representations and warranties of Borrower in Section 4 of this Agreement shall be true, correct and accurate as of the Effective Date;
(d)    Bank shall have received payment for all attorneys' fees and expenses incurred in connection with the preparation and negotiation of this Amendment; and
(e)    All legal matters incident to the execution and delivery of this Amendment and the Modification shall be satisfactory to Bank and its counsel.
4.    Representations, Warranties and Agreements. Borrower hereby represents, warrants and agrees in favor of Bank as follows:
(a)    No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby);
(b)    The execution, delivery and performance by Borrower of this Amendment and the Modification have been duly authorized by all necessary corporate and/or other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person in order to be effective and enforceable. Each of the Credit Agreement and the other Loan Documents to which Borrower is a party constitutes and continues to constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms;
(c)    All of the representations and warranties of Borrower contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof and will be true and correct on the Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date);
(d)    Borrower is entering into this Amendment and the Modification on the basis of Borrower's own business judgment, without reliance upon Bank or any other Person; and
(e)    Borrower acknowledges and agrees that the execution and delivery by Bank of this Amendment and the Modification shall not be deemed to create a course of dealing or otherwise obligate Bank or any other Person to execute similar agreements under the same or similar circumstances in the future. Bank has no obligation to Borrower or any other Person to further amend provisions of the Credit Agreement or the other Loan Documents. Other than as specifically contemplated hereby, all of the terms, covenants and provisions of the Credit Agreement (and the other Loan Documents) are and shall remain in full force and effect.
5.    General Provisions.
(a)    Upon the effectiveness of this Amendment, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall refer to the Credit Agreement as modified hereby. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document. THIS AMENDMENT IS EXPRESSLY SUBJECT TO THE PROVISIONS OF SECTION 8.10 (GOVERNING LAW; JURISDICTION; ETC.) AND SECTION 8.11 (ARBITRATION) OF THE CREDIT AGREEMENT, WHICH PROVISIONS ARE INCORPORATED HEREIN AND MADE APPLICABLE HERETO BY THIS REFERENCE.
(b)    This Amendment is made pursuant to Section 8.5 of the Credit Agreement and shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
(d)    If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.
(e)    Each of the parties hereto acknowledge and agree that the execution and delivery of this Amendment and the Modification by the Bank shall not be deemed to create a course of dealing or otherwise obligate the Bank or any other Person to execute similar agreements under the same or similar circumstances in the future. The Bank has no obligation to the Borrower or any other Person to further amend provisions of the Credit Agreement or the other Loan Documents. Other than as specifically contemplated hereby, all of the terms, covenants and provisions of the Credit Agreement (and the other Loan Documents) are and shall remain in full force and effect.
[Document continues with signature pages.]

In Witness Whereof, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed as of the date first written above.

Borrower:

Plantronics, Inc.,
a Delaware corporation

By:	/s/ Pamela Strayer
Name:	Pamela Strayer
Title:	Sr. VP/C.F.O.

Bank:

Wells Fargo Bank, National Association,
a national banking association

By:	/s/ Lynette C. Fletcher
Name:	Lynette C. Fletcher
Title:	Sr. V.P./RM.

Consent and Reaffirmation
The undersigned has executed a continuing guaranty in favor of Wells Fargo Bank, National Association (“Bank”), hereby: (i) consents to the foregoing Third Amendment to Credit Agreement (the “Amendment”) and to the Third Modification to Revolving Line of Credit Note; (ii) reaffirms its obligations under its continuing guaranty; (iii) reaffirms the waivers of each and every one of the defenses to such obligations as set forth in such continuing guaranty; and (iv) reaffirms that its obligations under such continuing guaranty are separate and distinct from the obligations of any other party under the Credit Agreement (as modified by the Amendment) and the other Loan Documents. Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Amendment.
Dated as of May 3, 2013
Guarantor:
Frederick Electronics Corporation,
a Maryland corporation

By:	/s/ Richard R. Pickard
Name:	Richard R. Pickard
Title:	Secretary